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                                    EXHIBIT I

                             JOINT FILING AGREEMENT
                             ----------------------

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.


                                    SIGNATURE

After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.


DATE:  February 8, 2000



                                              BRENTWOOD ASSOCIATES VII, L.P.,
                                              a Delaware limited partnership

                                              By: Brentwood VII Ventures L.P.,
                                                  a Delaware limited partnership
                                                  Its:  General Partner


                                                  By: /s/ G. Bradford Jones
                                                      --------------------------
                                                      G. Bradford Jones
                                                      General Partner



                                              BRENTWOOD AFFILIATES FUND, L.P.,
                                              a Delaware limited partnership

                                              By: Brentwood VII Ventures L.P.,
                                                  a Delaware limited partnership
                                                  Its:  General Partner


                                                 By: /s/ G. Bradford Jones
                                                      --------------------------
                                                     G. Bradford Jones
                                                     General Partner


                                              BRENTWOOD VII VENTURES, L.P.,
                                              a Delaware limited partnership

                                              By: /s/ G. Bradford Jones
                                                  ------------------------------
                                                  G. Bradford Jones
                                                  General Partner



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